SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 3, 2004


                               AZONIC CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-28315                  84-1517404
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

7 Dey Street, Suite 900, New York, NY                        10007
-----------------------------------------------             ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (212) 962-4400
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     The Company announces that it has entered into a Contract for Sale of Assets whereby it is purchasing certain assets consisting of Intellectual Property, Licenses for FCC, and software, tools and molds, phone and battery inventory, and some orders from the Filippo Guani Revocable Trust. The assets are for the manufacture, assembly, and sale of cell phones.

     The  Company  is  issuing   4,797,600   shares  of  its  common   stock  as
consideration, and Seller shall have an earn out of up to $3 million based upon future operating profit parameters.

     Certain antidilution protections for 90 days have been agreed, and the Seller has the right to designate one Board member.

     The Company intends to explore getting into cell phone business with these assets.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets


        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

    The Company has agreed to issue 4,797,600 shares of common stock to the Filippo Guani Revocable Trust purusant to the Contract for Sale of Assets, as an issuance exempt from registration pursuant to Section 4(6) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

     Infinity Capital Group, Inc. has entered into an agreement for the purchase of 4,800,000 (pre split) shares (18,000,000 shares post split) of common stock of Azonic Corp. from L&M Specialties, Inc. The agreement provides for notes requiring cash payments of $12,500 in each of the months of September, October, November, and December 2004. 1,000,000 shares have been pledged as collateral for the votes. In addition, 500,000 shares have been deposited as a reserve to preserve L&M's share ownership percentage relative to Infinity at 5% of Infinity's holding after a merger transaction has been completed. Under certain circumstances L&M may sell 50,000 shares each 90 days if the Company has not completed an acquisition in each such 90 day period. After an acquisition is made, Infinity shall receive any balance of shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        Financials - None

        Exhibits - 10.1 Agreement the Filippo Guani Revocable Trust
                   99 Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 3, 2004          AZONIC CORPORATION



                                    By: /s/ Greg Laborde
                                        ----------------------------------------
                                         Greg Laborde, President